Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500
FOR IMMEDIATE RELEASE
CONTACT: Jared Filippone, CFA
investor.relations@wwwinc.com

WOLVERINE WORLDWIDE REPORTS
THIRD QUARTER 2025 RESULTS

ROCKFORD, Mich., November 5, 2025 – Wolverine World Wide, Inc. (NYSE: WWW) today reported financial results for the third quarter ended September 27, 2025.

"We delivered a solid quarter with Merrell, Saucony, and Sweaty Betty all exceeding expectations. Our disciplined execution, coupled with another record gross margin quarter, delivered better-than-anticipated earnings per share," said Chris Hufnagel, President and Chief Executive Officer of Wolverine Worldwide. "While we are pleased with our progress, we recognize there is still more work to do. Our teams remain focused on executing our brand-building model at pace while navigating a dynamic environment. As we approach the end of a pivotal year for Wolverine Worldwide, I'm encouraged by the improvements we've made across the enterprise – new strategies, new talent, new capabilities, new processes, new culture – all aimed to help us build awesome products, tell amazing stories, and drive the business in the relentless pursuit to make every day better and deliver value to our shareholders.”

FINANCIAL HIGHLIGHTS

Financial results for 2025, and comparable results from 2024, in each case, for our ongoing business exclude the results of the Sperry business, which was sold in January 2024. Tables have been provided in the back of this release showing the impact of these adjustments on our financial results.

THIRD QUARTER 2025 FINANCIAL HIGHLIGHTS

(in millions)	September 27, 2025	September 28, 2024	Y/Y Change	Constant Currency Change
Reported Segment Revenue Results:
Active Group	$352.8	$318.7	10.7%	8.8%
Work Group	$105.9	$109.1	(2.9)%	(3.0)%
Other	$11.6	$12.4	(6.5)%	(4.0)%
Total Revenue	$470.3	$440.2	6.8%	5.5%
Ongoing Total Revenue	$470.3	$440.1	6.9%	5.5%
Supplemental Revenue Information
Merrell	$167.3	$159.2	5.1%	3.5%
Saucony	$133.1	$104.8	27.0%	24.9%
Wolverine	$45.3	$49.4	(8.2)%	(8.2)%
Sweaty Betty	$44.5	$46.3	(3.9)%	(7.1)%
International	$242.7	$213.8	13.5%
Direct-to-Consumer - Reported	$106.8	$112.4	(5.0)%
Direct-to-Consumer - Ongoing	$106.8	$112.3	(4.9)%
Reported Financial Metrics
Gross Margin	47.5%	45.1%	240 bps
Operating Expenses	$183.6	$164.0	12.0%
Operating Margin	8.4%	7.9%	50 bps
Diluted Earnings Per Share	$0.30	$0.28	7.1%
Non-GAAP and Ongoing Business Financial Metrics
Adjusted Operating Expenses	$180.2	$165.1	9.1%
Adjusted Operating Margin	9.1%	7.6%	150 bps
Adjusted Diluted Earnings Per Share	$0.36	$0.28	28.6%
Constant Currency Diluted Earnings Per Share	$0.35	$0.28	25.0%

Gross margin was 47.5% compared to 45.1% in the prior year. The increase was primarily due to the benefit of supply chain cost initiatives, lower promotional activity, and the positive impact from recent price increases, partially offset by the impact of incremental U.S. tariffs.

Inventory at the end of the quarter was $293 million, down $2 million, or approximately 0.7%, compared to the prior year.

Net Debt at the end of the quarter was $543 million, down $20 million, or approximately 3.6%, compared to the prior year.

FULL-YEAR 2025 OUTLOOK

The Company's outlook reflects the impact of foreign currency and the inclusion of a 53rd week in 2025, which will affect annual comparisons. Comparable results from 2024 for our ongoing business exclude the financial impact of Sperry which was sold in January 2024.

For fiscal year 2025, the Company expects:

•Revenue to be approximately $1.855 billion to $1.870 billion, representing growth of approximately 6.0% to 6.8% compared to the 2024 ongoing business, and constant currency growth of approximately 5.1% to 6.0%.
•Gross margin to be approximately 47.1%, up 280 basis points compared to 2024 gross margin.
•Operating margin to be approximately 7.8%, up 220 basis points compared to 2024 operating margin, and adjusted operating margin to be approximately 8.9%, up 160 basis points compared to 2024 adjusted operating margin.
•The effective tax rate to be approximately 16.0%.
•Diluted earnings per share in the range of $1.08 to $1.13 and adjusted diluted earnings per share in the range of $1.29 to $1.34.
•Diluted weighted average shares of approximately 81.5 million.

CHANGE IN INVENTORY ACCOUNTING
During the third quarter of 2025, the Company elected to change its method of accounting for certain inventory in the U.S. from the last-in, first-out ("LIFO") method to the first-in, first-out (“FIFO”) inventory costing method. The Company applied this change in inventory costing method by retrospectively adjusting its historical financial statements. Tables have been provided in the back of this release showing the impact of the accounting policy change.

NON-GAAP FINANCIAL MEASURES
Measures referred to in this release as “adjusted” financial results and the financial results of the "ongoing business" are non-GAAP measures. Adjusted financial results exclude environmental and other related costs net of recoveries, non-cash impairment of long-lived assets, reorganization costs, pension settlement costs, financing transaction costs, gain on sale of business, trademarks and long-lived assets, and costs associated with divestitures. The financial results of the ongoing business exclude financial results from the Sperry business. The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results. The Company believes providing each of these non-GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance.

The Company has provided a reconciliation of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 8:30 a.m. ET to discuss these results and current business trends. The conference call will be broadcast live and accessible under the “Investor Relations” tab at www.wolverineworldwide.com. A replay of the conference call will be available on the Company’s website for a period of approximately 30 days.

ABOUT WOLVERINE WORLDWIDE
Founded in 1883, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading designers, marketers, and licensors of branded casual footwear and apparel, performance outdoor and athletic footwear and apparel, kids' footwear, industrial work boots and apparel, and uniform footwear. The Company's portfolio includes Merrell®, Saucony®, Sweaty Betty®, Hush Puppies®, Wolverine®, Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for more than 140 years, the Company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. Wolverine Worldwide is a Great Place to Work® Certified™ company. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s focus on executing its brand-building model at pace while navigating in a dynamic environment; the Company's outlook for 2025 including, among other results: reported and constant currency revenue; reported gross margin; reported and adjusted operating margin; reported and adjusted net earnings; reported and adjusted diluted earnings per share; diluted weighted average shares; and effective tax rate. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, and other factors affecting consumer spending and confidence in the markets and regions in which the Company’s products are sold; increases or changes in duties, tariffs, quotas or applicable assessment in countries of import and export; the inability for any reason to effectively compete in global footwear, apparel and direct-to-consumer markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; foreign currency exchange rate fluctuations; currency restrictions; supply chain and capacity constraints, production and distribution disruptions, including service interruptions at shipping and receiving ports, reduction in operating hours, labor shortages, and facility closures resulting in production delays at the Company’s manufacturers, quality issues, price increases or other risks associated with foreign sourcing; the cost, including the effect of inflationary pressures, and availability of raw materials, inventories, services and labor for contract manufacturers; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s direct-to-consumer operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; the impact of changes in general economic conditions, potential economic slowdown and/or the credit markets on the Company’s manufacturers, distributors, suppliers, joint venture partners and wholesale customers; changes in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; legal compliance and litigation risks, including with respect to federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and environmental effects on human health; risks of breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, including Sweaty Betty®; risks related to stockholder activism; the risk of impairment to goodwill and other intangibles; the success of the Company's restructuring and realignment initiatives undertaken from time to time; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements whether as a result of new information, future events or otherwise.
# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except earnings per share)

	Quarter Ended		Year-To-Date Ended
	September 27, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Revenue	$470.3	$440.2	$1,356.8	$1,260.3
Cost of goods sold	247.1	241.5	713.5	698.0
Gross profit	223.2	198.7	643.3	562.3
Gross margin	47.5%	45.1%	47.4%	44.6%

Selling, general and administrative expenses	183.1	171.2	537.5	514.6
Gain on sale of business, trademarks and long-lived assets	—	(8.5)	—	(8.5)
Impairment of long-lived assets	—	—	—	9.3
Environmental and other related costs (income), net of recoveries	0.5	1.3	4.5	(12.8)
Operating expenses	183.6	164.0	542.0	502.6
Operating expenses as a % of revenue	39.0%	37.3%	39.9%	39.9%

Operating profit	39.6	34.7	101.3	59.7
Operating margin	8.4%	7.9%	7.5%	4.7%

Interest expense, net	8.1	9.6	24.6	33.5
Other income, net	(1.6)	(3.8)	(4.5)	(5.4)
Total other expenses	6.5	5.8	20.1	28.1
Earnings before income taxes	33.1	28.9	81.2	31.6

Income tax expense	6.8	5.0	12.7	6.6
Effective tax rate	20.5%	17.7%	15.6%	21.1%

Net earnings	26.3	23.9	68.5	25.0

Less: net earnings attributable to noncontrolling interests	1.2	0.7	4.5	2.9
Net earnings attributable to Wolverine World Wide, Inc.	$25.1	$23.2	$64.0	$22.1
Diluted earnings per share	$0.30	$0.28	$0.76	$0.27

Supplemental information:
Net earnings used to calculate diluted earnings per share	$24.4	$22.4	$62.1	$21.2
Shares used to calculate diluted earnings per share	81.7	80.0	81.2	79.9

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	September 27, 2025	September 28, 2024
ASSETS
Cash and cash equivalents	$133.9	$140.2
Accounts receivables, net	210.8	244.4
Inventories, net	292.5	294.7
Other current assets	79.6	92.2
Total current assets	716.8	771.5
Property, plant and equipment, net	84.8	88.7
Lease right-of-use assets	100.8	108.0
Goodwill and other indefinite-lived intangibles	610.3	609.8
Other noncurrent assets	193.9	187.8
Total assets	$1,706.6	$1,765.8

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$368.9	$450.3
Lease liabilities	34.9	33.3
Current maturities of long-term debt	—	10.0
Borrowings under revolving credit agreements	130.0	125.0
Total current liabilities	533.8	618.6
Long-term debt	546.4	567.8
Lease liabilities, noncurrent	110.8	122.7
Other noncurrent liabilities	124.6	152.9
Stockholders' equity	391.0	303.8
Total liabilities and stockholders' equity	$1,706.6	$1,765.8

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Year-To-Date Ended
	September 27, 2025	September 28, 2024
OPERATING ACTIVITIES
Net earnings	$68.5	$25.0
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization	20.3	19.4
Deferred income taxes	0.2	23.2
Stock-based compensation expense	18.4	15.0
Pension and SERP expense	(0.5)	(0.5)
Impairment of long-lived assets	—	9.3
Environmental and other related costs	(8.3)	(10.1)
Gain on sale of business, trademarks and long-lived assets	—	(8.5)
Other	(7.4)	(8.4)
Changes in operating assets and liabilities	(97.4)	33.3
Net cash provided by (used in) operating activities	(6.2)	97.7

INVESTING ACTIVITIES
Additions to property, plant and equipment	(13.9)	(12.2)
Proceeds from sale of business, trademarks and long-lived assets, net of cash disposed of	—	102.4
Proceeds from company-owned insurance policy liquidations	2.2	7.9
Other	(1.2)	(3.0)
Net cash provided by (used in) investing activities	(12.9)	95.1

FINANCING ACTIVITIES
Payments under revolving credit agreements	(355.0)	(443.0)
Borrowings under revolving credit agreements	415.0	263.0
Proceeds from company-owned insurance policies	—	7.0
Payments on long-term debt	(32.5)	(39.2)
Payments of debt issuance costs	(3.9)	—
Cash dividends paid	(25.0)	(24.4)
Employee taxes paid under stock-based compensation plans	(9.1)	(2.0)
Proceeds from the exercise of stock options	12.2	—
Net cash provided by (used in) financing activities	1.7	(238.6)

Effect of foreign exchange rate changes	(0.8)	1.4
Decrease in cash and cash equivalents	(18.2)	(44.4)

Cash and cash equivalents at beginning of the year	152.1	184.6
Cash and cash equivalents at end of the quarter	$133.9	$140.2

The following tables contain information regarding the non-GAAP financial measures used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q3 2025 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED
REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2025-Q3	Foreign Exchange Impact	Constant Currency Basis 2025-Q3	GAAP Basis 2024-Q3	Reported Change	Constant Currency Change
REVENUE
Active Group	$352.8	$(6.2)	$346.6	$318.7	10.7%	8.8%
Work Group	105.9	(0.1)	105.8	109.1	(2.9)%	(3.0)%
Other	11.6	0.3	11.9	12.4	(6.5)%	(4.0)%
Total	$470.3	$(6.0)	$464.3	$440.2	6.8%	5.5%

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Divestitures (1)	As Adjusted

Revenue - Fiscal 2025 Q3	$470.3	$—	$470.3

Revenue - Fiscal 2024 Q3	$440.2	$0.1	$440.1
(1)Q3 2024 adjustments reflect results for the Sperry business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING EXPENSES
TO ADJUSTED OPERATING EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	Divestitures (2)	As Adjusted

Operating expenses - Fiscal 2025 Q3	$183.6	$(3.4)	$—	$180.2

Operating expenses - Fiscal 2024 Q3	$164.0	$1.9	$(0.8)	$165.1
(1)Q3 2025 adjustments reflect $2.9 million of reorganization costs and $0.5 million of environmental and other related costs net of recoveries. Q3 2024 adjustments reflect $8.5 million gain on the sale of businesses, trademarks and long-lived assets, partially offset by $5.3 million of reorganization costs and $1.3 million of environmental and other related costs net of recoveries.

(2)Q3 2024 adjustments reflect results for the Sperry business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Divestitures (2)	As Adjusted

Operating Profit - Fiscal 2025 Q3	$39.6	$3.4	$—	$43.0

Operating margin	8.4%			9.1%

Operating Profit - Fiscal 2024 Q3	$34.7	$(1.9)	$0.8	$33.6

Operating margin	7.9%			7.6%
(1)Q3 2025 adjustments reflect $2.9 million of reorganization costs and $0.5 million of environmental and other related costs net of recoveries. Q3 2024 adjustments reflect $8.5 million gain on the sale of businesses, trademarks and long-lived assets, partially offset by $5.3 million of reorganization costs and $1.3 million of environmental and other related costs net of recoveries.

(2)Q3 2024 adjustments reflect results for the Sperry business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	Divestitures (2)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2025 Q3	$0.30	$0.06	$—	$0.36	$(0.01)	$0.35

EPS - Fiscal 2024 Q3	$0.28	$(0.01)	$0.01	$0.28
(1)Q3 2025 adjustments reflect reorganization costs, financing transaction costs, and environmental and other related costs net of recoveries. Q3 2024 adjustments reflect gain on the sale of businesses, trademarks and long-lived assets, partially offset by reorganization costs and environmental and other related costs net of recoveries.

(2)Q3 2024 adjustments reflect results for the Sperry business included in the consolidated condensed statement of operations.

2025 GUIDANCE RECONCILIATION TABLES
RECONCILIATION OF REPORTED GUIDANCE TO ADJUSTED GUIDANCE,
REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS
GUIDANCE AND SUPPLEMENTAL INFORMATION*
(Unaudited)
(In millions, except earnings per share)

	GAAP Basis	Adjustments (1)	As Adjusted

Revenue - Fiscal 2025 Full Year	$1,855 - $1,870		$1,855 - $1,870

Gross Margin - Fiscal 2025 Full Year	47.1%		47.1%

Operating Margin - Fiscal 2025 Full Year	7.8%	1.1%	8.9%

Diluted EPS - Fiscal 2025 Full Year	$1.08 - $1.13	$0.21	$1.29 - $1.34

Fiscal 2025 Full Year Supplemental information:

Net Earnings	$91 - $95	$18	$109 - $113

Net Earnings used to calculate diluted earnings per share	$88 - $92	$17	$105 - $109

Shares used to calculate diluted earnings per share	81.5		81.5
(1)2025 adjustments reflect estimated environmental and other related costs net of recoveries, financing transaction costs, pension settlement costs, and reorganization costs.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if environmental and other related costs net of recoveries, non-cash impairment of long-lived assets, reorganization costs, financing transaction costs, pension settlement costs, gain on sale of business, trademarks and long-lived assets, and costs associated with divestitures were excluded. The financial results of the ongoing business for 2024 exclude financial results from the Sperry business. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of the Company's core ongoing operating business results and to better identify trends in the Company's ongoing business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.

CHANGE IN ACCOUNTING PRINCIPLE
FINANCIAL SUMMARY
(Unaudited)
(In millions, except per share amounts)

The Company announced that it has changed its inventory costing method for certain domestic inventory from last-in, first-out (“LIFO”) to first-in, first-out (“FIFO”). The Company believes that the new methodology better reflects the physical flow of goods, simplifies the financial close process, conforms the accounting for all of the Company’s distribution warehouse inventory to the FIFO method, improves comparability with peers, and aligns with how the business is managed. Financial results for fiscal years 2025, 2024 and 2023 were adjusted to reflect the impact of the methodology change as follows:

	Fiscal Year 2024			Fiscal Year 2023
	As Originally Reported	Effect of Change	As Adjusted	As Originally Reported	Effect of Change	As Adjusted
Consolidated Condensed Statement of Operations
Cost of goods sold	$973.5	$3.5	$977.0	$1,370.4	$(1.4)	$1,369.0
Earnings (loss) before income taxes	61.6	(3.5)	58.1	(134.2)	1.4	(132.8)
Income tax expense (benefit)	10.1	(0.8)	9.3	(95.0)	0.3	(94.7)
Net earnings (loss)	51.5	(2.7)	48.8	(39.2)	1.1	(38.1)
Net earnings (loss) attributable to Wolverine World Wide, Inc.	47.9	(2.7)	45.2	(39.6)	1.1	(38.5)
Diluted earnings (loss) per share	$0.58	$(0.03)	$0.55	$(0.51)	$0.02	$(0.49)

	Three Months Ended
	March 30, 2024			June 29, 2024			September 28, 2024
	As Originally Reported	Effect of Change	As Adjusted	As Originally Reported	Effect of Change	As Adjusted	As Originally Reported	Effect of Change	As Adjusted
Consolidated Condensed Statement of Operations
Cost of goods sold	$213.5	$0.5	$214.0	$242.0	$0.5	$242.5	$241.0	$0.5	$241.5
Earnings (loss) before income taxes	(14.3)	(0.5)	(14.8)	18.0	(0.5)	17.5	29.4	(0.5)	28.9
Income tax expense (benefit)	(0.6)	(0.1)	(0.7)	2.4	(0.1)	2.3	5.1	(0.1)	5.0
Net earnings (loss)	(13.7)	(0.4)	(14.1)	15.6	(0.4)	15.2	24.3	(0.4)	23.9
Net earnings (loss) attributable to Wolverine World Wide, Inc.	(14.5)	(0.4)	(14.9)	14.2	(0.4)	13.8	23.6	(0.4)	23.2
Diluted earnings (loss) per share	$(0.19)	$—	$(0.19)	$0.17	$—	$0.17	$0.28	$—	$0.28

	Three Months Ended
	March 29, 2025			June 28, 2025
	As Originally Reported	Effect of Change	As Adjusted	As Originally Reported	Effect of Change	As Adjusted
Consolidated Condensed Statement of Operations
Cost of goods sold	$217.5	$(1.3)	$216.2	$250.2	$—	$250.2
Earnings before income taxes	13.2	1.3	14.5	33.6	—	33.6
Income tax expense	1.0	0.3	1.3	4.6	—	4.6
Net earnings	12.2	1.0	13.2	29.0	—	29.0
Net earnings attributable to Wolverine World Wide, Inc.	11.1	1.0	12.1	26.8	—	26.8
Diluted earnings per share	$0.13	$0.02	$0.15	$0.32	$—	$0.32

	Quarter Ended September 27, 2025			Year-To-Date Ended September 27, 2025
	As Computed under LIFO	Effect of Change	As Reported	As Computed under LIFO	Effect of Change	As Reported
Consolidated Condensed Statement of Operations
Cost of goods sold	$249.5	$(2.4)	$247.1	$717.2	$(3.7)	$713.5
Earnings before income taxes	30.7	2.4	33.1	77.5	3.7	81.2
Income tax expense	6.2	0.6	6.8	11.8	0.9	12.7
Net earnings	24.5	1.8	26.3	65.7	2.8	68.5
Net earnings attributable to Wolverine World Wide, Inc.	23.3	1.8	25.1	61.2	2.8	64.0
Diluted earnings per share	$0.28	$0.02	$0.30	$0.73	$0.03	$0.76

	September 27, 2025			September 28, 2024
	As Computed under LIFO	Effect of Change	As Reported	As Originally Reported	Effect of Change	As Adjusted
Consolidated Condensed Balance Sheets
Finished products, net	$280.1	$10.9	$291.0	$283.9	$9.2	$293.1
Deferred income taxes	96.9	(2.5)	94.4	93.1	(2.1)	91.0
Retained earnings	885.5	8.4	893.9	833.0	7.1	840.1

	Year-To-Date Ended September 27, 2025			Year-To-Date Ended September 28, 2024
	As Computed under LIFO	Effect of Change	As Reported	As Originally Reported	Effect of Change	As Adjusted
Consolidated Condensed Statement of Cash Flows
Net earnings (loss)	$65.7	$2.8	$68.5	$26.2	$(1.2)	$25.0
Deferred income taxes	(0.7)	0.9	0.2	23.5	(0.3)	23.2
Inventories	(38.2)	(3.7)	(41.9)	87.2	1.5	88.7